Segment reporting	6 Months Ended
Jun. 30, 2023
Segment reporting
Segment reporting

14. Segment reporting

The following table summarizes our product net sales by territory of sales based on the country of the entity that recognizes product net sales:

	Six Months Ended
	June 30,
(in thousands of $)	2023		2022
Product net sales	$		$
United States		440,853		94,349
Japan		23,645		1,514
EMEA		22,836		133
Total		$487,335		$95,996

We sell our products through a limited number of distributors and wholesalers. Four U.S. customers represent approximately 88% of our product net sales in the U.S. during six months ended June 30, 2023 (compared to 92% for the same period in 2022).

The non-current assets of the Company, with the exception of the deferred tax assets, are geographically located as shown in the table below:

	As of
	June 30,	December 31,
(in thousands of $)	2023	2022
Belgium	$359,122	$275,620
United States	1,893	2,325
Japan	2,332	2,763
Germany	149	130
France	7	4
Italy	7	—
Total	$363,510	$280,841